Exhibit 99.1

NYSE:BLD

A leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada

TopBuild Reports Fourth Quarter and

Year-End 2022 Financial Results

Fourth Quarter Highlights

●	Sales increase 18.9% to $1.3 billion, with same branch revenue increasing 14.2%
●	Net income increases 83.6% to $143.8 million, or $4.52 per diluted share
●	Adjusted EBITDA margin expands 170 basis points to 18.8%

Full Year Highlights

●	Sales increase 43.7% to $5.0 billion, with same branch revenue increasing 18.8%
●	Net income increases 71.6% to $556.0 million, or $17.14 per diluted share
●	Adjusted EBITDA margin expands 140 basis points to 18.8%

Provides 2023 Sales, Adjusted EBITDA Guidance and Assumptions

Fourth Quarter Financial Highlights

(comparisons are to the quarter ended December 31, 2021)

3 Months Ended 12/31/22	Reported	Change

“We closed 2022 with a solid fourth quarter, completing another outstanding year for TopBuild. The TopBuild team delivered on our objective of achieving strong top and bottom-line growth as our unique operating model continues to differentiate TopBuild, giving us distinct competitive advantages in the three end-markets we serve.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

Sales	$1,264,543	18.9%
Gross Margin	29.7%	310 bps
SG&A as % of revenue	13.6%	(190 bps)
Operating Profit	$203,114	71.5%
Operating Margin	16.1%	500 bps
Net Income	$143,834	83.6%
Net Income per diluted share	$4.52	90.7%

3 Months Ended 12/31/22	Adjusted	Change
Sales	$1,264,543	18.9%
Gross Margin	29.7%	160 bps
SG&A as % of revenue	13.5%	(40 bps)
Operating Profit	$204,492	35.7%
Operating Margin	16.2%	200 bps
Net Income	$140,081	35.6%
Net Income per diluted share	$4.40	41.0%
EBITDA	$237,413	30.4%
EBITDA Margin	18.8%	170 bps

2

3 Months Ended 12/31/22	Adj. Same Branch	Change
Sales	$1,214,183	14.2%
Gross Margin	29.8%	170 bps
Operating Margin	16.3%	210 bps
EBITDA Margin	18.8%	170 bps
Incremental EBITDA Margin	30.8%

Full Year 2022 Financial Highlights

(comparisons are to twelve months ended December 31, 2021)

12 Months Ended 12/31/22	Reported	Change
Sales	$5,008,744	43.7%
Gross Margin	29.7%	180 bps
SG&A as % of revenue	13.8%	(50 bps)
Operating Profit	$797,164	67.3%
Operating Margin	15.9%	220 bps
Net Income	$555,989	71.6%
Net Income per diluted share	$17.14	75.3%

12 Months Ended 12/31/22	Adjusted	Change
Sales	$5,008,744	43.7%
Gross Margin	29.7%	130 bps
SG&A as % of revenue	13.6%	0 bps
Operating Profit	$804,966	56.2%
Operating Margin	16.1%	130 bps
Net Income	$554,953	54.3%
Net Income per diluted share	$17.11	57.7%
EBITDA	$940,611	55.2%
EBITDA Margin	18.8%	140 bps

12 Months Ended 12/31/22	Adj. Same Branch	Change
Sales	$4,140,512	18.8%
Gross Margin	30.5%	210 bps
Operating Margin	17.2%	240 bps
EBITDA Margin	19.5%	210 bps
Incremental EBITDA Margin	30.8%

“Throughout 2022, the TopBuild team demonstrated profitable growth, benefitting from a relentless focus on improving operational efficiencies and leveraging fixed costs. We also successfully integrated DI and demonstrated improved operating results with this key acquisition.

“TopBuild’s unique operating model continues to enable our ability to outperform in any environment. Since 2018, revenue has doubled, growing at a compounded annual rate of 20% and our adjusted EBITDA margin has expanded 690 basis points.

“Looking at 2023 and beyond, we see multiple avenues of growth available to us. We have a strong track record of executing on our plan, producing solid results, and creating value for our shareholders.”

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

NYSE:BLD	February 23, 2023	topbuild.com

3

Operating Segment Highlights ($ in 000s)

(comparisons are to the period ended December 31, 2021)

Installation	3 Months Ended 12/31/22	12 Months Ended 12/31/22	Specialty Distribution	3 Months Ended 12/31/22	12 Months Ended 12/31/22
Sales	$761,261	$2,969,978	Sales	$563,065	$2,278,261
Change			Change
Volume	12.4%	9.2%	Volume	-5.1%	-0.6%
Price	8.2%	12.2%	Price	11.5%	15.8%
M&A	0.8%	3.4%	M&A	9.5%	61.8%
Total Change	21.4%	24.9%	Total Change	15.9%	77.0%
Operating Margin	18.6%	18.5%	Operating Margin	14.3%	14.3%
Change	170 bps	240 bps	Change	530 bps	110 bps
Adj. Operating Margin	18.7%	18.5%	Adj. Operating Margin	14.4%	14.4%
Change	170 bps	230 bps	Change	200 bps	0 bps
Adj. EBITDA Margin	20.8%	20.6%	Adj. EBITDA Margin	16.7%	16.9%
Change	140 bps	190 bps	Change	170 bps	90 bps

Capital Allocation

Acquisitions

In 2022, the Company acquired five residential insulation installation companies which are expected to generate over $17 million in annual revenue. They are listed in the chart below.

“We remain focused on acquiring quality installation and specialty distribution companies that fit within our core insulation businesses. Disciplined identification, analysis, and integration of strategic acquisitions are core competencies as evidenced by our successful track record.

“Over the past five years we have acquired 24 companies that are contributing approximately $1.6 billion of annual revenue.

ROBERT BUCK, PRESIDENT & CEO, TOPBUILD

	TTM Revenue at	Month
Company Acquired	Acquisition ($ millions)	Acquired
Southwest Insulation	$1.7	January
Billings Insulation	$6.5	February
Green Energy Solutions	$2.0	March
Assured Insulating	$5.5	April
CV Insulation	$1.6	July
Total	$17.3

On January 26, 2023, the Company acquired SRI Holdings, a residential insulation installation company founded in 2012, which generated annual revenue of approximately $62 million for the twelve months ended November 30, 2022.

Share Repurchases

In 2022, the Company repurchased a total of 1,390,667 shares of its common stock for approximately $250.0 million.

NYSE:BLD	February 23, 2023	topbuild.com

4

2023 Outlook

Sales and Adjusted EBITDA Guidance (1)

($ in millions)

2023	Low	High
Sales	$4,700	$4,900
Adjusted EBITDA*	$820	$910

*See table for adjusted EBITDA reconciliation.

Assumptions(1)

($ in millions)	Range
2023	Low	High
Estimated net income	$445.0	$523.0
Interest Expense and other, net	72.0	66.0
Income tax expense	157.0	184.0
Depreciation and Amortization	128.0	123.0
Share based compensation	16.0	13.0
Acquisition related costs	2.0	1.0
Estimated EBITDA, as adjusted	$820.0	$910.0

(1) This guidance and long-term targets reflect management’s current view of present and future market conditions and are based on assumptions such as housing starts, general and administrative expenses, weighted average diluted shares outstanding and interest rates.  These targets do not include any effects related to potential acquisitions or divestitures that may occur after the date of this press release.  A reconciliation of non-GAAP targets to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty regarding, and the potential variability of, the costs and expenses that may be incurred in the future and therefore, cannot be reasonably predicted. The effect of these excluded items may be significant.  Factors that could cause actual long-term results to differ materially from TopBuild’s current expectations are discussed below and are also detailed in the Company’s most recent Annual Report on Form 10-K and subsequent SEC reports.

Conference Call

A conference call to discuss fourth quarter 2022 financial results is scheduled for today, Thursday, February 23, at 9:00 a.m. Eastern Time.  The call may be accessed by dialing (877) 407-9037.  The conference call will be webcast simultaneously on the Company’s website at www.topbuild.com.  In addition, a copy of management’s formal remarks and a presentation that summarizes management’s formal remarks will be available immediately prior to the conference call on www.topbuild.com.

About TopBuild

TopBuild Corp., headquartered in Daytona Beach, Florida, is a leading installer and specialty distributor of insulation and related building material products to the construction industry in the United States and Canada.  We provide insulation installation services nationwide through our Installation segment which has approximately 230 branches located across the United States. We distribute building and mechanical insulation, insulation accessories and other building product materials for the residential, commercial, and industrial end markets through our Specialty Distribution business.  Our Specialty Distribution network encompasses approximately 180 branches.  To learn more about TopBuild please visit our website at www.topbuild.com.

NYSE:BLD	February 23, 2023	topbuild.com

5

Use of Non-GAAP Financial Measures

Adjusted EBITDA, incremental EBITDA margin, adjusted EBITDA margin, the “adjusted” financial measures presented above, and figures presented on a “same branch basis” are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes that these non-GAAP financial measures, which are used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. We define same branch sales as sales from branches in operation for at least 12 full calendar months.  Such non-GAAP financial measures are reconciled to their closest GAAP financial measures in tables contained in this press release.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under GAAP.  Additional information may be found in the Company’s filings with the Securities and Exchange Commission which are available on TopBuild’s website under “SEC Filings” at www.topbuild.com.

Safe Harbor Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act.  These forward-looking statements may address, among other things, our expected financial and operational results, the related assumptions underlying our expected results, and our plan to repurchase our common stock under stock repurchase transactions. These forward-looking statements can be identified by words such as “will,” “would,” “anticipate,” “expect,” “believe,” “designed,” “plan,” “may,” “project,” “estimate” or “intend,” the negative of these terms, and similar references to future periods.  These views involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements.  Our forward-looking statements contained herein speak only as of the date of this press release.  Factors or events that we cannot predict, including those described in the risk factors contained in our filings with the Securities and Exchange Commission, may cause our actual results to differ from those expressed in forward-looking statements.  Although TopBuild believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be achieved and it undertakes no obligation to update any forward-looking statements as a result of new information, future events, or otherwise, except as required by applicable law.

Investor Relations and Media Contact

Tabitha Zane

tabitha.zane@topbuild.com
386-763-8801

(tables follow)

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Consolidated Statements of Operations

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net sales	$1,264,543	$1,063,398	$5,008,744	$3,486,207
Cost of sales	888,871	780,237	3,522,025	2,511,818
Gross profit	375,672	283,161	1,486,719	974,389

Selling, general, and administrative expense	172,558	164,718	689,555	497,970
Operating profit	203,114	118,443	797,164	476,419

Other income (expense), net:
Interest expense	(16,779)	(10,933)	(56,716)	(29,143)
Loss on extinguishment of debt	—	25	—	(13,837)
Other, net	1,585	(207)	1,687	4
Other expense, net	(15,194)	(11,115)	(55,029)	(42,976)
Income before income taxes	187,920	107,328	742,135	433,443

Income tax expense	(44,086)	(28,968)	(186,146)	(109,427)
Net income	$143,834	$78,360	$555,989	$324,016

Net income per common share:
Basic	$4.54	$2.39	$17.26	$9.88
Diluted	$4.52	$2.37	$17.14	$9.78

Weighted average shares outstanding:
Basic	31,648,741	32,753,719	32,213,839	32,801,906
Diluted	31,838,352	33,117,227	32,440,405	33,146,171

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Consolidated Statements of Comprehensive Income

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income	$143,834	$78,360	$555,989	$324,016
Other comprehensive loss:
Foreign currency translation adjustment	(6,762)	(6,634)	(15,286)	(6,634)
Comprehensive income	$137,072	$71,726	$540,703	$317,382

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Consolidated Balance Sheets and Other Financial Data

(dollars in thousands)

	As of December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$240,069	$139,779
Receivables, net of an allowance for credit losses of $16,281 at December 31, 2022, and $8,798 at December 31, 2021	836,071	668,419
Inventories, net	438,644	352,801
Prepaid expenses and other current assets	34,257	26,692
Total current assets	1,549,041	1,187,691

Right of use assets	205,892	177,177
Property and equipment, net	253,484	244,574
Goodwill	1,966,994	1,949,763
Other intangible assets, net	614,967	684,209
Other assets	16,453	15,116
Total assets	$4,606,831	$4,258,530

LIABILITIES
Current liabilities:
Accounts payable	$487,114	$461,917
Current portion of long-term debt	40,068	38,640
Accrued liabilities	199,370	175,891
Short-term operating lease liabilities	60,880	54,591
Short-term finance lease liabilities	2,207	2,387
Total current liabilities	789,639	733,426

Long-term debt	1,417,257	1,454,483
Deferred tax liabilities, net	251,481	248,243
Long-term portion of insurance reserves	59,783	51,875
Long-term operating lease liabilities	149,943	125,339
Long-term finance lease liabilities	6,673	7,770
Other liabilities	2,349	960
Total liabilities	2,677,125	2,622,096

EQUITY	1,929,706	1,636,434
Total liabilities and equity	$4,606,831	$4,258,530

	As of December 31,
	2022	2021
Other Financial Data
Receivable days	54	48
Inventory days	45	43
Accounts payable days	66	65
Receivables, net plus inventories, net less accounts payable	$787,601	$559,303
Receivables, net plus inventories, net less accounts payable as a percent of sales (TTM) †	15.7%	13.3%

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.
Consolidated Statements of Cash Flows
(in thousands)

	Year Ended December 31,
	2022	2021
Cash Flows Provided by (Used in) Operating Activities:
Net income	$555,989	$324,016
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	123,335	79,390
Share-based compensation	12,310	11,316
Loss on extinguishment of debt	—	13,837
Loss on sale of property and equipment	1,833	1,356
Amortization of debt issuance costs	2,867	2,036
Provision for bad debt expense	5,510	7,304
Loss from inventory obsolescence	6,659	2,637
Deferred income taxes, net	6,041	(2,818)
Change in certain assets and liabilities:
Receivables, net	(169,327)	(69,042)
Inventories, net	(93,874)	(46,518)
Prepaid expenses and other current assets	(9,222)	558
Accounts payable	26,581	54,961
Accrued liabilities	20,703	24,816
Other, net	6,396	(824)
Net cash provided by operating activities	495,801	403,025

Cash Flows Provided by (Used in) Investing Activities:
Purchases of property and equipment	(76,382)	(55,546)
Acquisition of businesses, net of cash acquired	(20,500)	(1,267,114)
Proceeds from sale of property and equipment	2,975	415
Net cash used in investing activities	(93,907)	(1,322,245)

Cash Flows Provided by (Used in) Financing Activities:
Proceeds from issuance of long-term debt	—	1,218,750
Repayment of long-term debt	(38,658)	(433,070)
Payment of debt issuance costs	—	(14,965)
Proceeds from revolving credit facility	70,000	—
Repayment of revolving credit facility	(70,000)	—
Taxes withheld and paid on employees' equity awards	(11,719)	(8,805)
Exercise of stock options	2,028	3,303
Repurchase of shares of common stock	(250,050)	(35,556)
Payment of contingent consideration	(1,674)	(650)
Net cash (used in) provided by financing activities	(300,073)	729,007
Impact of exchange rate changes on cash	(1,531)	(15)
Net increase (decrease) in cash and cash equivalents	100,290	(190,228)
Cash and cash equivalents- Beginning of period	139,779	330,007
Cash and cash equivalents- End of period	$240,069	$139,779

Supplemental disclosure of cash paid for:
Interest	$49,888	$22,144
Income taxes	186,722	109,179

Supplemental disclosure of noncash activities:
Leased assets obtained in exchange for new operating lease liabilities	$103,997	$131,909
Leased assets obtained in exchange for new finance lease liabilities	—	10,469
Accruals for property and equipment	141	1,060

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Segment Data (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	Change	2022	2021	Change
Installation
Sales	$761,261	$627,123	21.4%	$2,969,978	$2,378,401	24.9%

Operating profit, as reported	$141,961	$105,975		$548,795	$383,722
Operating margin, as reported	18.6%	16.9%		18.5%	16.1%

Rationalization charges	161	−		(174)	−
Acquisition related costs	23	362		135	1,642
COVID-19 pay	−	−		−	605
Operating profit, as adjusted	$142,145	$106,337		$548,756	$385,969
Operating margin, as adjusted	18.7%	17.0%		18.5%	16.2%

Share-based compensation	339	270		1,296	1,157
Depreciation and amortization	15,869	15,227		62,483	57,815
EBITDA, as adjusted	$158,353	$121,834	30.0%	$612,535	$444,941	37.7%
EBITDA margin, as adjusted	20.8%	19.4%		20.6%	18.7%

Specialty Distribution
Sales	$563,065	$485,813	15.9%	$2,278,261	$1,287,176	77.0%

Operating profit, as reported	$80,692	$43,964		$326,226	$169,368
Operating margin, as reported	14.3%	9.0%		14.3%	13.2%

Acquisition related costs	266	530		1,502	530
Acquisition purchase accounting (inventory step-up)	−	15,853		−	15,853
COVID-19 pay	−	−		−	54
Operating profit, as adjusted	$80,958	$60,347		$327,728	$185,805
Operating margin, as adjusted	14.4%	12.4%		14.4%	14.4%

Share-based compensation	104	304		1,041	1,032
Depreciation and amortization	13,184	12,405		56,881	18,743
EBITDA, as adjusted	$94,246	$73,056	29.0%	$385,650	$205,580	87.6%
EBITDA margin, as adjusted	16.7%	15.0%		16.9%	16.0%

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Adjusted EBITDA (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,			Year Ended December 31,
	2022	2021	Change	2022	2021	Change
Total net sales
Sales before eliminations	$1,324,326	$1,112,936		$5,248,239	$3,665,577
Intercompany eliminations	(59,783)	(49,538)		(239,495)	(179,370)
Net sales after eliminations	$1,264,543	$1,063,398	18.9%	$5,008,744	$3,486,207	43.7%

Operating profit, as reported - segments	$222,653	$149,939		$875,021	$553,090
General corporate expense, net	(9,650)	(22,893)		(38,018)	(47,018)
Intercompany eliminations	(9,889)	(8,603)		(39,839)	(29,653)
Operating profit, as reported	$203,114	$118,443		$797,164	$476,419
Operating margin, as reported	16.1%	11.1%		15.9%	13.7%

Rationalization charges	162	-		(172)	16
Acquisition related costs †	1,216	16,262		7,974	22,107
Acquisition purchase accounting (inventory step-up)	-	15,853		-	15,853
Refinancing costs	-	188		-	188
COVID-19 pay	-	-		-	659
Operating profit, as adjusted	$204,492	$150,746		$804,966	$515,242
Operating margin, as adjusted	16.2%	14.2%		16.1%	14.8%

Share-based compensation	2,637	2,941		12,310	11,316
Depreciation and amortization	30,284	28,385		123,335	79,390
EBITDA, as adjusted	$237,413	$182,072	30.4%	$940,611	$605,948	55.2%
EBITDA margin, as adjusted	18.8%	17.1%		18.8%	17.4%

Sales change period over period	201,145			1,522,537
EBITDA, as adjusted, change period over period	55,341			334,663
Incremental EBITDA, as adjusted, as a percentage of change in sales	27.5%			22.0%

† Acquisition related costs include corporate level adjustments as well as segment operating adjustments.

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Non-GAAP Reconciliations (Unaudited)

(in thousands, except share and per common share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Gross Profit Reconciliation

Net sales	$1,264,543	$1,063,398	$5,008,744	$3,486,207

Gross profit, as reported	$375,672	$283,161	$1,486,719	$974,389

Acquisition purchase accounting (inventory step-up)	-	15,853	-	15,853
Acquisition related costs	15	-	135	-
COVID-19 pay	-	-	-	592
Gross profit, as adjusted	$375,687	$299,014	$1,486,854	$990,834

Gross margin, as reported	29.7%	26.6%	29.7%	27.9%
Gross margin, as adjusted	29.7%	28.1%	29.7%	28.4%

Selling, General and Administrative Expense Reconciliation

Selling, general, and administrative expense, as reported	$172,558	$164,718	$689,555	$497,970

Rationalization charges	162	-	(172)	16
Acquisition related costs	1,201	16,262	7,839	22,107
Refinancing costs	-	188	-	188
COVID-19 pay	-	-	-	67
Selling, general, and administrative expense, as adjusted	$171,195	$148,268	$681,888	$475,592

Operating Profit Reconciliation

Operating profit, as reported	$203,114	$118,443	$797,164	$476,419

Rationalization charges	162	-	(172)	16
Acquisition related costs	1,216	16,262	7,974	22,107
Acquisition purchase accounting (inventory step-up)	-	15,853	-	15,853
Refinancing costs	-	188	-	188
COVID-19 pay	-	-	-	659
Operating profit, as adjusted	$204,492	$150,746	$804,966	$515,242

Operating margin, as reported	16.1%	11.1%	15.9%	13.7%
Operating margin, as adjusted	16.2%	14.2%	16.1%	14.8%

Income Per Common Share Reconciliation

Income before income taxes, as reported	$187,920	$107,328	$742,135	$433,443

Rationalization charges	162	-	(172)	16
Acquisition related costs	1,216	16,262	7,974	22,107
Acquisition purchase accounting (inventory step-up)	-	15,853	-	15,853
Refinancing costs and loss on extinguishment of debt	-	163	-	14,025
COVID-19 pay	-	-	-	659
Income before income taxes, as adjusted	189,298	139,606	749,937	486,103

Tax rate at 26.0%	(49,217)	(36,298)	(194,984)	(126,387)
Income, as adjusted	$140,081	$103,308	$554,953	$359,716

Income per common share, as adjusted	$4.40	$3.12	$17.11	$10.85

Weighted average diluted common shares outstanding	31,838,352	33,117,227	32,440,405	33,146,171

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Same Branch and Acquisition Metrics (Unaudited)

(dollars in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net sales
Same branch:
Installation	$756,312	$627,123	$2,889,145	$2,378,401
Specialty Distribution	517,010	485,813	1,483,155	1,287,176
Eliminations	(59,139)	(49,538)	(231,788)	(179,370)
Total same branch	1,214,183	1,063,398	4,140,512	3,486,207

Acquisitions (a):
Installation	$4,949	$-	$80,833	$-
Specialty Distribution	46,055	-	795,106	-
Eliminations	(644)	-	(7,707)	-
Total acquisitions	50,360	-	868,232	-
Total	$1,264,543	$1,063,398	$5,008,744	$3,486,207

Gross profit, as adjusted
Same branch	$361,974	$299,014	$1,261,934	$990,834
Acquisitions (a)	13,713	-	224,920	-
Total	$375,687	$299,014	$1,486,854	$990,834

Gross margin, as adjusted
Same branch (b)	29.8%	28.1%	30.5%	28.4%
Acquisitions (c)	27.2%		25.9%

Operating profit, as adjusted
Same branch	$197,680	$150,746	$714,058	$515,242
Acquisitions (a)	6,812	-	90,908	-
Total	$204,492	$150,746	$804,966	$515,242

Operating margin, as adjusted
Same branch (b)	16.3%	14.2%	17.2%	14.8%
Acquisitions (c)	13.5%		10.5%

EBITDA, as adjusted
Same branch	$228,459	$182,072	$807,309	$605,948
Acquisitions (a)	8,954	-	133,302	-
Total	$237,413	$182,072	$940,611	$605,948

EBITDA, as adjusted, as a percentage of sales
Same branch (b)	18.8%		19.5%
Acquisitions (c)	17.8%		15.4%
Total (d)	18.8%	17.1%	18.8%	17.4%

As Adjusted Incremental EBITDA, as a percentage of change in sales
Same branch (e)	30.8%		30.8%
Acquisitions (c)	17.8%		15.4%
Total (f)	27.5%		22.0%

(a) Represents current year impact of acquisitions in their first twelve months

(b) Same branch metric, as adjusted, as a percentage of same branch sales

(c) Acquired metric, as adjusted, as a percentage of acquired sales

(d) Total EBITDA, as adjusted, as a percentage of total sales

(e) Change in same branch EBITDA, as adjusted, as a percentage of change in same branch sales

(f) Change in total EBITDA, as adjusted, as a percentage of change in total sales

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Reconciliation of Adjusted EBITDA to Net Income (Unaudited)

(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net income, as reported	$143,834	$78,360	$555,989	$324,016
Adjustments to arrive at EBITDA, as adjusted:
Interest expense and other, net	15,194	11,140	55,029	29,139
Income tax expense	44,086	28,968	186,146	109,427
Depreciation and amortization	30,284	28,385	123,335	79,390
Share-based compensation	2,637	2,941	12,310	11,316
Rationalization charges	162	-	(172)	16
Acquisition related costs	1,216	16,262	7,974	22,107
Acquisition purchase accounting (inventory step-up)	-	15,853	-	15,853
Refinancing costs and loss on extinguishment of debt	-	163	-	14,025
COVID-19 pay	-	-	-	659
EBITDA, as adjusted	$237,413	$182,072	$940,611	$605,948

Proforma acquisition EBITDA (a)			548
Proforma TTM EBITDA, as adjusted			$941,159

(a) Represents the trailing twelve months proforma impact of acquisitions completed in 2022.

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

Acquisition Adjusted Net Sales (Unaudited)

(in thousands)

	2022				Year Ended
	Q1	Q2	Q3	Q4	December 31, 2022
Net Sales	$1,168,918	$1,274,285	$1,300,998	$1,264,543	$5,008,744
Acquisitions proforma adjustment †	2,934	438	-	-	3,372
Net sales, acquisition adjusted	$1,171,852	$1,274,723	$1,300,998	$1,264,543	$5,012,116

† Trailing 12 months sales have been adjusted for the pro forma effect of acquired branches

NYSE:BLD	February 23, 2023	topbuild.com

TopBuild Corp.

2023 Estimated Adjusted EBITDA Range (Unaudited)
(in millions)

	Twelve Months Ending December 31, 2023
	Low	High
Estimated net income	$445.0	523.0
Adjustments to arrive at estimated EBITDA, as adjusted:
Interest expense and other, net	72.0	66.0
Income tax expense	157.0	184.0
Depreciation and amortization	128.0	123.0
Share-based compensation	16.0	13.0
Acquisition related costs	2.0	1.0
Estimated EBITDA, as adjusted	$820.0	$910.0

NYSE:BLD	February 23, 2023	topbuild.com